                                                                    Exhibit 10.2

                                                     July 7, 2006

InterAmerican Acquisition Group Inc.
2918 Fifth Avenue South, Suite 209
San Diego, California 92103

Rodman & Renshaw, LLC
1270 Avenue of the Americas, 16th Floor
New York, New York 10020

                  Re:  Initial Public Offering

Gentlemen:

                  The undersigned stockholder, officer and director of
InterAmerican Acquisition Group Inc. ("Company"), in consideration of Rodman &
Renshaw, LLC ("Rodman") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO")
and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 12 hereof):

                  1. If the Company solicits approval of its stockholders of a
Business Combination, the undersigned will vote all Insider Shares owned by him and all shares of Common Stock of the Company acquired by him in the IPO or aftermarket in accordance with the majority of the votes cast by the holders of the IPO Shares.

                  2. In the event that the Company fails to consummate a
Business Combination within 18 months from the effective date ("Effective Date")
of the registration statement relating to the IPO or 24 months under the circumstances described in the prospectus relating to the IPO (such later date being referred to herein as the "Termination Date"), the undersigned shall (i)
take all such action reasonably within its power as is necessary to (a) dissolve the Company and liquidate the Trust Fund to holders of IPO Shares as soon as reasonably practicable, and after approval of the Company's stockholders and subject to the requirements of the Delaware General Corporation Law (the "GCL"),
including voting for the adoption of a resolution by the board of directors, prior to such Termination Date, pursuant to Section 275(a) of the GCL, which shall deem the dissolution of the Company advisable and (b) cause to be prepared such notices as are required by said Section 275(a) of the GCL as promptly thereafter as possible, and (ii) vote his shares in favor of any plan of dissolution and distribution recommended by the Company's board of directors. If the Company does not consummate a Business Combination by the Termination Date, the undersigned hereby agrees, with respect to any plan of dissolution and distribution, to take all such action reasonably within its power to (x) cause the board of directors to convene, adopt a plan of dissolution and distribution,

which the undersigned will vote to recommend to stockholders, and (y) on such date cause the Company to prepare and file a proxy statement with the Securities and Exchange Commission (the "SEC") setting out the plan of dissolution and distribution. If the Company seeks approval from its stockholders to consummate a Business Combination within 90 days of the expiration of 24 months from the
Effective Date, the undersigned agrees to take all such action reasonably within its power to ensure that the proxy statement related to such Business
Combination will also seek stockholder approval for the plan of dissolution and distribution in the event the stockholders do not approve the Business
Combination. If no proxy statement seeking the approval of the stockholders for a Business Combination has been filed within 30 days prior to the date which is
24 months from the date of the IPO, the undersigned agrees, prior to such date to take all such action reasonably within its power as is necessary to convene and adopt a plan of dissolution and distribution and on such date file a proxy statement with the SEC seeking stockholder approval for such plan. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund (as defined in the Letter of
Intent) and any remaining net assets of the Company as a result of such liquidation with respect to its Insider Shares ("Claim") and hereby waives any
Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. In the event of the liquidation of the
Trust Fund, the undersigned and William C. Morro, the Company's chief executive officer, chief financial officer and chairman of the Company's board of directors, agree that they, severally (but not jointly), in accordance with their respective beneficial ownership interests in the Company prior to the IPO
(the undersigned owns 36% and William C. Morro owns 54% of the Company's outstanding shares prior to the IPO), will indemnify and hold harmless the
Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the
Company may become subject as a result of any claim by any vendor that is owed money by the Company (which does not include, for example, any third party creditors, but does include accountants, lawyers, investment bankers, consultants and analysts) for services rendered or products sold provided that the Company did not obtain a valid and enforceable waiver from such party of its rights or claims to the Trust Fund and only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund. The foregoing section is not for the benefit of any third party creditors of the Company.

                  3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the
Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.

                  4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders.

                  5. Neither the undersigned, any member of the family of the undersigned, nor any affiliate ("Affiliate") of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the
Company prior to the consummation of the Business Combination. Notwithstanding the foregoing to the contrary, the undersigned shall be entitled to reimbursement from the Company for its out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination and commencing on the Effective Date, InterAmerican Advisors, LLC ("Related Party"), shall be allowed to charge the Company $10,000 per month, representing an allocable share of Related Party's overhead, to compensate it for the Company's use of Related
Party's offices, utilities and personnel.

                  6. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

                  7. The undersigned will escrow its Insider Shares for the
three year period commencing on the Effective Date subject to the terms of a
Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

                  8. The undersigned agrees to be Chief Operating Officer and
Secretary of the Company and a member of the Company's board of directors until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and Rodman and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the
Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and Rodman and annexed as Exhibit B hereto is true and accurate in all respects.
The undersigned represents and warrants that:

         (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

         (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

         (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

                  9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as the Chief Operating Officer and Secretary of the Company and a member of the Company's board of directors.

                  10. The undersigned authorizes any employer, financial
institution, or consumer credit reporting agency to release to Rodman and its legal representatives or agents (including any investigative search firm retained by Rodman) any information they may have about the undersigned's background and finances ("Information"). Neither Rodman nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

                  11. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a "Proceeding") shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Kramer Levin Naftalis
& Frankel LLP as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any
Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Rodman and appoint a substitute agent acceptable to each of the Company and Rodman within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

                  12. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO; and (v) "Trust
Fund" shall mean the trust account established by the Company at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO is deposited.

                                                 Dr. Richard N. Sinkin
                                                 ---------------------
                                                 Print Name of Insider

                                            By:  /s/ Dr. Richard N. Sinkin
                                                 -------------------------------
                                                 Name: Dr. Richard N. Sinkin
                                                 Title: Chief Operating Officer,
                                                        Secretary and Director